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                                              SUPPLEMENT DATED NOVEMBER 10, 1998
                                                 TO PROSPECTUS DATED MAY 1, 1998

                           Federated Stock Portfolio
                         of The Travelers Series Trust

     The following information replaces the information included for the Portfolio in the "Portfolio Manager - Federated Stock Portfolio" section in the Prospectus.

PORTFOLIO MANAGER - FEDERATED STOCK PORTFOLIO

Effective November 10, 1998, Charles A. Ritter became co-manager of the Federated Stock Portfolio, replacing Scott B. Schermerhorn. Mr. Ritter joined Federated Investors, Inc., the subadviser's parent company, in 1983 and has been a Senior Vice President of Federated Investment Counseling since January 1997. From 1992 through 1996, Mr. Ritter acted as a Vice President. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

L-111788-11A                                                               11/98